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                                                                   EXHIBIT 10.21



                CLUSTER AMENDMENT TO SABRE SUBSCRIBER AGREEMENT


         This Amendment to that certain SABRE Subscriber Agreement is made and entered into this ______ day of ____________, 19 ____, between The SABRE Group, Inc. ("SGI") and [800 Travel Systems, Inc., d.b.a., 1-800 Low Air
Fare]("Customer").


                                    RECITALS

         WHEREAS, SGI and Customer have entered into that certain SABRE Subscriber Agreement, dated as of _______ (the "Agreement"); and

         WHEREAS, it is in the best interests of the parties to modify certain provisions of the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein, SGI and Customer hereby agrees as follows:

1. EFFECTIVE DATE. The effective date of this Amendment is [upon install].

2. LOCATION IN CLUSTER. This Amendment will allow multiple locations of a commonly owned travel agency to combine the SABRE Bookings from all noted locations for purposes of measuring such SABRE Bookings. The following Pseudo City Codes ("PCC") shall hereby designate all locations in the cluster:

Main Office PCC:        [B8T3]

Branches:

 PCC             LOCATION TYPE        LOCATION ADDRESS
 [I944]          [Remote]             [5440 Morehouse Drive, San Diego, CA 92121]
-----------      -----------------    -------------------------------------------------
-----------      -----------------    -------------------------------------------------
-----------      -----------------    -------------------------------------------------
-----------      -----------------    -------------------------------------------------
-----------      -----------------    -------------------------------------------------
-----------      -----------------    -------------------------------------------------


3.       Modification to the List of Locations in Cluster.

         A. Locations being added or deleted from the cluster shall be listed below by PCC, and identified with an "A" for add and "D" for delete.

         B. This Amendment may be superseded from time to time to reflect changes in the Fixed Monthly Discount Booking Level. Should a location leave the cluster, the individual PCC"s Fixed Monthly Discount Booking Level shall be in effect.

TYPE OF CHANGE           PCC              LOCATION TYPE                     LOCATION ADDRESS
------------------------------------------------------------------------------------------------------------------
                              (Branch, Remote, STP)
   [A]                [I944]                [Remote]              [5440 Morehouse Drive, San Diego, CA 92121
 --------           ----------         -------------------        ------------------------------------------------
 --------           ----------         -------------------        ------------------------------------------------
 --------           ----------         -------------------        ------------------------------------------------
 --------           ----------         -------------------        ------------------------------------------------
 --------           ----------         -------------------        ------------------------------------------------
 --------           ----------         -------------------        ------------------------------------------------
 --------           ----------         -------------------        ------------------------------------------------

4. NEW CLUSTERED FIXED MONTHLY DISCOUNT BOOKING LEVEL. The Fixed Monthly Discount Booking Level for each of the PCC's listed above shall be averaged. This average shall be calculated by multiplying the Fixed Monthly Discount Booking Level for each PCC by the total number of productive video agent sets and video agent set terminal addresses for each PCC, and dividing the sum by the total number of productive video agent sets and video agent set terminal addresses at all PCC's. This average cluster Fixed Monthly Discount Booking level is subject to change automatically, without notice, if any of the following events occur (i) the Fixed Monthly Discount Booking Level changes,
(ii) the number of productive video agent sets video agent set terminal addresses at any of the PCC's listed above changes, (iii) the number of Customer's locations changes, (iv) a non-productive device is added to or deleted from a location, (v) SABRE Services are added to or deleted from a location. Currently, the average cluster Fixed Monthly Discount Booking level
is   [  *  ].

5. MEASUREMENT PERIOD. SGI shall perform the SABRE Booking measurements at the end of each measurement period. In the event that the Agreement terminates during a measurement period, the measurement period will be from the beginning of the current measurement period to the date of termination.

    Measurement period is every:     [3]  months       commencing: [1-01-97]
                                    -----                         -----------

6.       DEFINED TERMS.   The defined terms used in this Agreement shall have
the same meaning assigned to such terms in the Agreement.

7.       AGREEMENT.       Except as otherwise provided herein, all other terms
of the Agreement remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment, the Amendment shall control.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year written above.

         CUSTOMER                                  THE SABRE GROUP, INC.

By:      /s/ Jerry Sendrow                         By:      /s/ Scott Eley
Name:    [Jerry Sendrow]                           Name:    [Scott Eley]
Title:   [Vice President/CFO]                      Title:   [Manager]
Date:    [11/20/96]                                Date:    [11/25/96]





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